                                 SCHEDULE 14C
                                 (Rule 14c-101)
                 INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION

        Information Statement Pursuant to Section 14(c) of the Securities
                    Exchange Act of 1934 (Amendment No.   )


Check the appropriate box:


[X]     Preliminary Information Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[ ]     Definitive Information Statement

The Target Portfolio Trust
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

        1)      Title of each class of securities to which transaction applies:

        ----------------------------------------------------------------------

        2)      Aggregate number of securities to which transaction applies:

        ----------------------------------------------------------------------

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ----------------------------------------------------------------------

        4)      Proposed maximum aggregate value of transaction:


        ----------------------------------------------------------------------

        5)      Total fee paid:

        ----------------------------------------------------------------------

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

        1)      Amount Previously Paid:

        ----------------------------------------------------------------------

        2)      Form, Schedule or Registration Statement No.:

        ----------------------------------------------------------------------

        3)      Filing Party:

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        4)      Date Filed:

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

                         THE TARGET PORTFOLIO TRUST(SM)
                     SMALL CAPITALIZATION GROWTH PORTFOLIO
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077

                            ------------------------

                             INFORMATION STATEMENT

                               NOVEMBER   , 1999

                            ------------------------

TO THE SHAREHOLDERS:

     On August 25, 1999, at a regular meeting of the Board of Trustees of The Target Portfolio Trust(SM) (the Trust), the Trustees approved a new subadvisory agreement for the Small Capitalization Growth Portfolio (the Portfolio). The subadvisory agreement approved by the Board of Trustees was entered into between Prudential Investments Fund Management LLC, the Trust's Manager, and Fleming Asset Management USA (Fleming USA). Fleming USA assumed investment advisory responsibility for the Portfolio on August 26, 1999. This information statement informs you of the circumstances surrounding the Board's approval of the new subadvisory agreement and provides you with an overview of its terms.

                                          By order of the Board

                                          DAVID F. CONNOR
                                            Secretary

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                         THE TARGET PORTFOLIO TRUST(SM)
                     SMALL CAPITALIZATION GROWTH PORTFOLIO
                                 (800) 225-1852

                            ------------------------

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077

                            ------------------------

                             INFORMATION STATEMENT

                               NOVEMBER   , 1999

                            ------------------------

     This information statement is being furnished to the shareholders of the Small Capitalization Growth Portfolio (the Portfolio) of The Target Portfolio Trust(SM) (the Trust) in lieu of a proxy statement, pursuant to the terms of an exemptive order the Trust received from the Securities and Exchange Commission
(SEC). The exemptive order permits the Trust's manager to hire new subadvisers and to make certain changes to existing subadvisory contracts with the approval of the Board of Trustees, without obtaining shareholder approval.

     The Trust is a management investment company registered under the Investment Company Act of 1940, as amended (the Investment Company Act) and is organized as a Delaware business trust. The Trust's trustees are referred to here as the "Board," "Board Members" or "Trustees." The Trust's principal executive office is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

     We are providing shareholders of the Portfolio as of October 1, 1999 with the information statement. This information statement relates to the approval by the Trustees of a new subadvisory agreement dated as of August 25, 1999 (Subadvisory Agreement) between the Trust's Manager and Fleming Asset Management USA (Fleming USA). Fleming USA assumed its advisory duties with respect to the Portfolio on August 26, 1999. The Trustees approved the Subadvisory Agreement, a copy of which is attached as Exhibit A, on August 25, 1999. The material terms of the new Subadvisory Agreement are substantially the same as those of the previous subadvisory agreement. The previous subadvisory agreement, dated January 2, 1995, between the Trust's Manager and Investment Advisers, Inc. (IAI) was last approved by the Trustees, including a majority of the Trustees who were not parties to the contract and were not interested persons of those parties (as defined in the Investment Company Act) on May 12, 1999.

     The Portfolio will pay for the costs associated with preparing and distributing this information statement, which will be mailed on or about
November   , 1999.

THE TARGET PROGRAM

     The Trust consists of ten separate investment portfolios, including the Portfolio. Shares of the portfolios are offered to participants in the Prudential Securities Target Program (the Target Program), an investment advisory service that provides to investors asset allocation recommendations with respect to the portfolios based on an evaluation of an investor's investment objectives and risk tolerances. The Target Program or shares of the Trust (without participation in the Target Program) are also available to banks, trust companies and other investment advisory services which maintain securities accounts with Prudential Securities Incorporated (Prudential Securities) and to certain fee-based programs sponsored by Prudential Securities and its affiliates which include mutual funds as investment options and for which the portfolios are an available option without payment of the Target Program fee. Participation in the Target Program is subject to payment of a program fee that is separate from the portfolios' management fees. For all accounts other than Individual Retirement Accounts (IRAs) and qualified employee benefit plans (collectively, Plans), the quarterly advisory fee is charged at a maximum annual rate of 1.5% of assets invested in equity portfolios, such as the Portfolio. For Plan accounts, the quarterly advisory fee is charged at the maximum annual rate of 1.25% of assets invested in equity portfolios.

THE MANAGER

     Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the Trust's Manager under a management agreement (the Management Agreement) dated as of November 9, 1992. PIFM is a subsidiary of Prudential Securities Incorporated and The Prudential Insurance Company of America (Prudential) and is a part of Prudential Investments, which is a business group of the Prudential. As of July 31, 1999, PIFM served as the manager to 46 open-end investment companies and as Manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $70.5 billion. Information concerning the Trust's current management arrangements can be found in Exhibit B. Information concerning officers of the Trust is set forth in Exhibit C.

SHAREHOLDER REPORTS

     The Trust's most recent annual report for the fiscal year ended December 31, 1998 and semi-annual report for the period ended June 30, 1999, have previously been sent to shareholders and may be obtained without charge by writing the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 or by calling (800) 225-1852 (toll free).

SHAREHOLDINGS

     As of October 1, 1999, the Portfolio's net asset value was approximately
$           . As of October 1, 1999, there were 9,374,084 outstanding shares of the Portfolio. Management does not know of any person who owned beneficially 5% or more of the shares of the Portfolio as of October 1, 1999. In addition, to the knowledge of management, the executive officers and Board Members of the Trust, as a group, owned less than 1% of the outstanding shares of the Portfolio as of that date.

                           NEW SUBADVISORY AGREEMENT

     On August 25, 1999, the Trustees, including a majority of the Trustees who are not parties to the Subadvisory Agreement or interested persons of such parties (as defined in the Investment Company Act) (the non-interested Trustees), unanimously approved the Subadvisory Agreement and the selection by PIFM of Fleming USA as Adviser to replace IAI. At that time, the Trustees also unanimously approved termination of the previous subadvisory agreement between the Trust's Manager and IAI for the reasons discussed below.

     The Trustees terminated IAI as a subadviser to the Portfolio for a number of reasons. First, IAI had undergone significant management changes that had resulted in turnover in key personnel. In particular, the recent resignation of the portfolio manager at IAI who had been primarily responsible for managing the Portfolio's assets raised concerns that IAI would not be able to maintain continuity in its investment process and performance. Second, recent events had called into question the stability of IAI. IAI's Chief Executive Officer and Chief Investment Officer had left the firm at the beginning of 1999. Since the time his successor was appointed several months later, IAI had reduced its product offerings and the level of its assets under management had declined sharply. After considering several alternatives, PIFM recommended Fleming USA to the Trustees as a replacement for IAI.

     The new Subadvisory Agreement contains terms and conditions similar to those of the subadvisory agreement with IAI. See "Terms of Subadvisory Agreement" below. Fleming USA renders investment advice in accordance with the Portfolio's investment objective and policies and also makes investment decisions to purchase and sell securities on behalf of the Portfolio, subject to the supervision of PIFM.

     Section 15 of the Investment Company Act requires that a majority of the Portfolio's outstanding voting securities approve the Subadvisory Agreement. However, on September 11, 1996, the SEC issued an order granting the Trust and PIFM exemptive relief from the requirements of Section 15. According to the SEC's order, which is subject to a number of conditions (including approval by the Trust's shareholders, which was received on October 30, 1996), PIFM may now enter into subadvisory agreements on behalf of the Trust without receiving prior shareholder approval. Thus, execution and implementation of the Subadvisory Agreement did not require shareholder consent.

     Pursuant to the Subadvisory Agreement, Fleming USA manages a portion of the assets of the Portfolio. Sawgrass Asset Management LLC, 4337 Pablo Oaks Court Building 200, Jacksonville, FL 32224 manages the other portion of the Portfolio.

BOARD CONSIDERATION OF SUBADVISORY AGREEMENT

     At a regular meeting of the Board, at which all of the Trustees were in attendance, the Board of Trustees considered and unanimously approved the Subadvisory Agreement on August 25, 1999. In considering approval of the Subadvisory Agreement, the Trustees, including the non-interested Trustees, considered whether approval of the Subadvisory Agreement was in the best interests of the Trust and shareholders of the Portfolio. At the meeting, the Trust's Manager stressed the investment experience, reputation and performance record of the investment team at Fleming USA. The Trustees reviewed materials furnished by management and Fleming USA and met with representatives of Fleming USA. Among other things, the Trustees considered the investment philosophy and style of Fleming USA, its relative performance record, its security selection experience and preferences, personnel, facilities, financial strength, quality of service and client communications. The Board also considered the nature, quality and extent of services expected to be provided to the Portfolio by Fleming USA as well as its reputation in the asset management industry.

     The Trustees discussed and reviewed the terms of the Subadvisory Agreement. It was noted that the main difference between the Subadvisory Agreement and the prior subadvisory agreement was that the Subadvisory Agreement provided for a higher subadvisory fee. Under the Subadvisory Agreement, Fleming USA would be entitled to an annual fee of .40% of the average daily net assets of the Portfolio managed by Fleming USA. The Trustees noted that because the subadvisory fee was paid by PIFM, the higher fee would not increase the expenses of the Portfolio. It was noted that the other material terms of the Subadvisory Agreement were substantially the same as those in the prior subadvisory agreement. There were a number of minor differences between the Subadvisory Agreement and the subadvisory agreement that had been in place with IAI. First, the language of the Subadvisory Agreement clarifies that Fleming USA is only responsible for managing a portion of the Portfolio's assets. Second, the Subadvisory Agreement specifically requires Fleming USA to reconcile its records of the securities and cash in its portion of the Portfolio with statements provided by the Trust's custodian on a monthly basis and to report to the Manager on each such reconciliation, including information on any discrepancies noted and actions taken by Fleming USA to address those discrepancies. Third, the language of the Subadvisory Agreement clarifies that Fleming USA may place brokerage business for the Portfolio through brokers who provide Fleming USA with certain research services, even though such brokers may charge higher brokerage fees than other brokers. Fourth, the subadvisory agreement with IAI had a non-compete provision which generally prohibited IAI from managing another mutual fund like the Portfolio. The Subadvisory Agreement does not include such a provision. In addition, the identity of the subadviser and the dates of execution, effectiveness and termination in the Subadvisory Agreement differ from those in the prior subadvisory agreement with IAI. Based upon their review, the Trustees concluded that the Subadvisory Agreement was reasonable, fair and in the best interests of the Trust and the shareholders of the Portfolio, and that the fee provided in the Subadvisory Agreement was fair and reasonable. Accordingly, after consideration of the above factors, and such other factors and information as they deemed relevant, the Trustees, including the non-interested Trustees, unanimously approved the Subadvisory Agreement.

INFORMATION CONCERNING FLEMING USA

     Fleming USA, 320 Park Avenue, New York, NY 10022, began managing its portion of the Portfolio effective August 26, 1999. Fleming USA is a division of Robert Fleming, Inc., which is a wholly-owned subsidiary of Robert Fleming Holdings (Flemings Group). Globally, the Flemings Group manages over $115 billion of assets on behalf of private investors, companies, institutions, governments and central banks. Approximately half of its assets under management are pension funds for institutions. The balance of its assets under management are in open- and closed-end pooled investment vehicles.

     Exhibit D contains information about other funds managed by Fleming USA with an investment objective and strategies similar to the Portfolio's. Exhibit D also lists the principal executive officer and directors of Fleming USA.

TERMS OF SUBADVISORY AGREEMENT

     Under the Subadvisory Agreement, Fleming USA is compensated by PIFM (and not the Portfolio) at an annual rate of .40 of 1% of the Portfolio's average net assets managed by Fleming USA. The Subadvisory Agreement provides that, subject to PIFM's and the Board of Trustees' supervision, Fleming USA is responsible for managing the investment operations of its portion of the Portfolio and for making investment decisions and placing orders to purchase and sell securities for its portion of the Portfolio, all in accordance with the investment objective and policies of the Portfolio as reflected in the current Prospectus and Statement of Additional Information of the Trust and as may be adopted from time to time by the Board of Trustees. In accordance with the requirements of the Investment Company Act, Fleming USA also provides PIFM with all books and records relating to the transactions it executes and renders to the Trustees such periodic and special reports as the Board of Trustees may reasonably request.

     Duration and Termination. The Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution, and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the Investment Company Act) of the Portfolio, or by the Board of Trustees, including the approval by a majority of non-interested Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (1) the Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio,
(2) the Subadvisory Agreement will terminate immediately in the event of its assignment (within the meaning of the Investment Company Act) or upon the termination of the Trust's management agreement with PIFM, and (3) the Subadvisory Agreement may be terminated at any time by Fleming USA or PIFM on not more than 60 days' nor less than 30 days' written notice to the other party to the Subadvisory Agreement.

     Liability. The Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, Fleming USA will not be liable for any act or omission in connection with its activities as subadviser to the Portfolio.

SHAREHOLDER PROPOSALS

     As a Delaware business trust, the Trust is not required to hold annual meetings of shareholders and the Trustees currently do not intend to hold such meetings unless shareholder action is required in accordance with the Investment Company Act or the Trust's Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of the Trust must be received by the Trust a reasonable time before the Trustees' solicitation relating thereto is made in order to be included in the Trust's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

                                          DAVID F. CONNOR
                                          Secretary

Dated: November   , 1999

                                                                       EXHIBIT A

                           THE TARGET PORTFOLIO TRUST
                    (SMALL CAPITALIZATION GROWTH PORTFOLIO)

                             SUBADVISORY AGREEMENT

     Agreement made on this 26th day of August, 1999, between Prudential Investments Fund Management LLC (PIFM or the Manager), a New York limited liability company, and Fleming Asset Management USA (the Adviser), a division of Robert Fleming, Inc., a Delaware corporation.

     WHEREAS, PIFM has entered into a management agreement (the Management Agreement) with The Target Portfolio Trust (the Trust), a Delaware business trust and an open-end management investment company registered under the Investment Company Act of 1940 (the 1940 Act), pursuant to which PIFM will act as manager of the Trust.

     WHEREAS, shares of the Trust are divided into separate series or portfolios (each a portfolio), each of which is established pursuant to a resolution of the Trustees of the Trust, and the Trustees may from time to time terminate such portfolios or establish and terminate additional portfolios.

     WHEREAS, PIFM has the responsibility of evaluating, recommending, supervising and compensating investment advisers to each portfolio of the Trust and desires to retain the Adviser to provide investment advisory services to the Small Capitalization Growth Portfolio of the Trust (the Fund) in connection with the management of the Trust and to manage such portion of the Fund as the Manager shall from time to time direct, and the Adviser is willing to render such investment advisory services.

     NOW, THEREFORE, the Parties agree as follows:

          1. (a) Subject to the supervision of the Manager and of the Trustees of the Trust, the Adviser shall manage such portion of the investment operations of the Fund as the Manager shall direct and shall manage the composition of such portion of the Fund, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objective, policies and restrictions as stated in the Prospectus (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time being herein called the "Prospectus") as delivered to the Adviser from time to time by the Manager and subject to the following understandings:

             (i) The Adviser shall provide supervision of such portion of the Fund's investments and determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets it manages will be invested or held uninvested as cash.

             (ii) In the performance of its duties and obligations under this Agreement, the Adviser shall act in conformity with the Agreement and Declaration of Trust, By-Laws and Prospectus of the Trust and the Fund as provided to the Adviser by the Manager and with the written instructions and directions of the Manager and of the Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations.

             (iii) The Adviser shall determine the securities and commodities or other assets to be purchased or sold by such portion of the Fund and will place orders pursuant to its determination with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated) to carry out the policy with respect to brokerage as set forth in the Trust's Registration Statement and Prospectus or as the Trustees may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Adviser will give primary consideration to securing best execution. Within the framework of this policy, the Adviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Adviser's other clients may be a party. It is understood that Prudential Securities Incorporated may be used as a broker for securities transactions but that no formula has been adopted for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Trust that the Adviser have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants who may execute brokerage transactions at a higher cost to the Trust than may result when allocating brokerage to other brokers solely on the basis of seeking lowest price. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities and commodities or other assets for the Fund with such brokers or futures commission merchants, subject to review by the Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers or futures commission merchants may be useful to the Adviser in connection with the Adviser's services to other clients.

                  On occasions when the Adviser deems the purchase or sale of a security, commodity or other asset to be in the best interest of the Fund as well as other clients of the Adviser, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, commodities or other assets to be sold or purchased in order to obtain best execution. In such event, allocation of the securities, commodities or other assets so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner the Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

             (iv) The Adviser shall maintain all books and records with respect to the portfolio transactions required by subparagraphs (b)(5), (6),
        (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and shall render to the Trustees such periodic and special reports as the Board may reasonably request.

             (v) The Adviser shall provide the Trust's custodian (the Custodian) on each business day with information relating to all transactions concerning the portion of the Fund's assets it manages and shall provide the Manager with such information upon request of the Manager. The Adviser shall reconcile its records of the Fund's securities and cash managed by the Adviser with statements provided by the Custodian at least once each month. The Adviser shall provide the Manager with a written report on each such reconciliation, including information on any discrepancies noted and actions taken by the Adviser in response thereto, within five business days after the Adviser receives the above-referenced statement from the Custodian, to the extent reasonably practicable.

             (vi) The investment management services provided by the Adviser hereunder are not exclusive, and the Adviser shall be free to render similar services to others.

             (vii) The Manager shall forward to the Adviser or its proxy voting agent any proxy materials relating to portfolio securities held by the portion of the Fund managed by the Adviser.

             (b) Services to be furnished by the Adviser under this Agreement may be furnished through the medium of any of its directors, officers or employees.

             (c) The Adviser shall keep the Fund's books and records required to be maintained by the Adviser pursuant to paragraph 1(a)(iv) hereof and shall timely furnish to the Manager all information relating to the Adviser's services hereunder needed by the Manager to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act. The Adviser agrees that all records which it maintains for the Fund are the property of the Trust and the Adviser will surrender promptly to the Trust any of such records upon the Trust's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

             (d) The Adviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940 (Advisers Act) and other applicable state and federal laws and regulations.

             (e) The Adviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the reports prepared in accordance with the compliance procedures maintained pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

          2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and shall oversee and review the Adviser's performance of its duties under this Agreement.

          3. The Manager shall compensate the Adviser for the services provided and the expenses assumed pursuant to this Subadvisory Agreement at the annual rate of .40 of 1% of the average daily net assets of the portion of the Fund managed by the Adviser. This fee will be computed daily and paid monthly.

          4. The Adviser shall not be liable for any error of judgment or for any loss suffered by the Fund, the Trust or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Adviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Trust may have against the Adviser under federal or state securities laws, including for acts of good faith.

          5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement.

          6. Nothing in this Agreement shall limit or restrict the right of any of the Adviser's directors, officers or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit the Adviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

          7. During the term of this Agreement, the Manager agrees to furnish the Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or the public, which refer to the Adviser in any way; provided, however, that any such item which describes or characterizes the Adviser's investment process with respect to the Fund, the names of any of its clients (other than the Trust or advisory clients of PIFM and its affiliates) or any of its performance results shall be furnished to the Adviser by first class or overnight mail, facsimile transmission equipment or hand delivery prior to use thereof, and such item shall not be used if the Adviser reasonably objects to such use in writing within forty-eight (48) hours (or such other time as may be mutually agreed) after receipt thereof (provided, however, that if such item is not received by the Adviser during normal business hours on a business day, such period shall end forty-eight (48) hours after the start of normal business hours on the next succeeding business day).

          8. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

          9. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below on the day and year first above written.

                                          PRUDENTIAL INVESTMENTS FUND
                                          MANAGEMENT LLC

                                          By:      /s/ ROBERT F. GUNIA
                                            ------------------------------------
                                                      Robert F. Gunia
                                                  Executive Vice President

                                          FLEMING ASSET MANAGEMENT USA

                                          By:    /s/ LAWRENCE A. KIMMEL
                                            ------------------------------------
                                                     Lawrence A. Kimmel
                                            Secretary and Director of Compliance

                                                                       EXHIBIT B

                            MANAGEMENT OF THE TRUST

THE MANAGER

     Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the Trust's Manager under a management agreement (the Management Agreement) dated as of November 9, 1992 and renewed thereafter as required by the Investment Company Act of 1940, as amended (the Investment Company Act).

     The Management Agreement was last approved by the Trustees of the Trust, including a majority of the Trustees who were not parties to the contract and were not interested persons of those parties (as defined in the Investment Company Act) on May 26, 1999. It was approved by the sole shareholder of the Trust on October 14, 1992.

TERMS OF THE MANAGEMENT AGREEMENT

     Pursuant to the Management Agreement, PIFM, subject to the supervision of the Trustees and in conformity with the stated policies of the Trust, manages both the investment operations of the Trust and the composition of the Trust's portfolios, including the purchase, retention and disposition thereof. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Trust and each portfolio thereof. The Manager will continue to have responsibility for all investment advisory services furnished pursuant to any such investment advisory agreements.

     The Manager reviews the performance of all subadvisers, and makes recommendations to the Trustees with respect to the retention and renewal of contracts. In connection therewith, PIFM is obligated to keep certain books and records of the Trust. PIFM also administers the Trust's business affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Trust's custodian and Prudential Mutual Fund Services LLC (PMFS), the Trust's transfer and dividend disbursing agent. The management services of PIFM for the Trust are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

     PIFM has authorized any of its directors, officers and employees who have been elected as Trustees or officers of the Trust to serve in the capacities in which they have been elected. All services furnished by PIFM under the Management Agreement may be furnished by any such directors, officers or employees of PIFM.

     In connection with its management of the business affairs of the Trust, PIFM bears the following expenses:

          (a) the salaries and expenses of all of its and the Trust's personnel except the fees and expenses of Trustees who are not affiliated persons of PIFM or each portfolio's subadviser(s);

          (b) all expenses incurred by PIFM or by the Trust in connection with managing the ordinary course of the Trust's business, other than those assumed by the Trust, as described below; and

          (c) the fees payable to each subadviser pursuant to the subadvisory agreements between PIFM and each subadviser.

     For its services, PIFM is compensated by each portfolio of the Trust. The annual management fee for the Portfolio is paid at the rate of .60% of the average daily net assets of the Portfolio.

     The Management Agreement also provides that, in the event the expenses of the Trust (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Trust's shares are qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PIFM will be paid by PIFM to the Trust. No such reductions were required during the fiscal year ended December 31, 1998. No jurisdiction currently limits the Trust's expenses.

     Under the terms of the Management Agreement, the Trust is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Trust's subadvisers, (c) the fees and certain expenses of the Trust's custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing Trust shares, (d) the charges and expenses of the Trust's legal counsel and independent accountants,
(e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions, (f) all taxes and corporate fees payable by the Trust to governmental agencies, (g) the fees of any trade associations of which the Trust may be a member, (h) the cost of share certificates representing shares of the Trust, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and qualifying the Trust's shares under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, and
(l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business.

     The Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement also provides that it will terminate automatically if assigned and that it may be terminated without penalty by the Trustees of the Trust, by vote of a majority of the Trust's outstanding voting securities (as defined in the Investment Company Act) or by the Manager, upon not more than 60 days' nor less than 30 days' written notice.

INFORMATION ABOUT PIFM

     PIFM is a subsidiary of Prudential Securities Incorporated (Prudential Securities) and an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a major, diversified insurance and financial services company. Prudential's address is Prudential Plaza, Newark, New Jersey 07102-4077. PIFM is organized in New York as a limited liability company.

     PIFM acts as manager for the following investment companies:

          Open-End Management Investment Companies: Cash Accumulation Trust, Command Money Fund, Command Government Fund, Command Tax-Free Fund, The Global Total Return Fund, Inc., Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Balanced Fund, Prudential California Municipal Fund, Prudential Developing Markets Fund, Prudential Distressed Securities Fund, Inc., Prudential Diversified Bond Fund, Inc., Prudential Diversified Funds, Prudential Emerging Growth Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High-Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential International Bond Fund, Inc., Prudential Mid-Cap Value Fund, Prudential MoneyMart Assets, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Small-Cap Quantum Fund, Inc., Prudential Small Company Value Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential Tax-Free

     Money Fund, Inc., Prudential Tax-Managed Equity Fund, Prudential 20/20 Focus Fund, Prudential World Fund, Inc., The Prudential Investment Portfolios, Inc. and The Target Portfolio Trust.

          Closed-End Management Investment Company: The High Yield Income Fund, Inc.

PIFM'S DIRECTORS AND OFFICERS

     The business and other connections of PIFM's directors and principal executive officers are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

        NAME                POSITION WITH PIFM                     PRINCIPAL OCCUPATIONS
        ----                ------------------                     ---------------------
William V. Healey....  Executive Vice President,      Executive Vice President, Secretary and General
                         Secretary and Chief Legal      Counsel, PIFM
                         Officer
Robert F. Gunia......  Executive Vice President and   Comptroller, Prudential Investments; Executive
                         Treasurer                      Vice President and Treasurer, PIFM; Senior Vice
                                                        President, Prudential Securities

THE DISTRIBUTOR AND TRANSFER AGENT

     Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Trust but is not compensated by the Trust for those services. Prior to June 1, 1998, Prudential Securities was the Trust's distributor. PIMS and Prudential Securities are subsidiaries of Prudential.

     Pruco Securities Corporation (Prusec), 111 Durham Avenue, South Plainfield, New Jersey 07080-2398, a wholly-owned subsidiary of Prudential, is distributing shares of the Trust pursuant to a dealer agreement between Prusec and Prudential Securities. Prusec received no compensation for distributing the Portfolio's shares during the fiscal year ended December 31, 1998.

     The Trust's transfer agent is PMFS, Raritan Plaza One, Edison, New Jersey 08837. PMFS received $104,000 for its services in connection with the Portfolio during the fiscal year ended December 31, 1998.

BROKERAGE

     During the fiscal year ended December 31, 1998, the Portfolio paid no commissions to affiliated broker-dealers.

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

                                                                       EXHIBIT C

                              OFFICER INFORMATION

             NAME (AGE)                   OFFICE WITH THE TRUST              PRINCIPAL OCCUPATIONS
             ----------                   ---------------------              ---------------------
*John R. Strangfeld (45).............  Trustee and President         Chief Executive Officer, Chairman,
                                                                       President and Director of The
                                                                       Prudential Investment Corporation
                                                                       (since January 1990); Executive
                                                                       Vice President of the Prudential
                                                                       Global Asset Management Group of
                                                                       Prudential (since February 1998);
                                                                       Chairman of PRICOA Capital Group
                                                                       (since August 1989); Chief
                                                                       Executive Officer of Private Asset
                                                                       Management Group of Prudential
                                                                       (November 1994-December 1998)
Robert F. Gunia (51).................  Vice President                Vice President (since September 1997)
                                                                       of Prudential Investments; Executive
                                                                       Vice President and Treasurer (since
                                                                       December 1996), Prudential
                                                                       Investments Fund Management LLC
                                                                       (PIFM); Senior Vice President
                                                                       (since March 1987) of Prudential
                                                                       Securities Incorporated (Prudential
                                                                       Securities); formerly Chief
                                                                       Administrative Officer (July
                                                                       1990-September 1996), Director
                                                                       (January 1989-September 1996), and
                                                                       Executive Vice President, Treasurer
                                                                       and Chief Financial Officer (June
                                                                       1987-September 1996) of Prudential
                                                                       Mutual Fund Management, Inc.; Vice
                                                                       President and Director (since May
                                                                       1989) of The Asia Pacific Fund,
                                                                       Inc. and Director or Trustee of 44
                                                                       funds within the Prudential Mutual
                                                                       Funds.
David F. Connor (35).................  Secretary                     Assistant General Counsel (since
                                                                       March 1998) of PIFM; Associate
                                                                       Attorney, Drinker Biddle & Reath
                                                                       LLP prior thereto.
Grace C. Torres (39).................  Treasurer and Principal       First Vice President (since December
                                         Financial and Accounting      1996) of PIFM; First Vice President
                                         Officer                       (since March 1993) of Prudential
                                                                       Securities; formerly First Vice
                                                                       President (March 1994-September
                                                                       1996) of Prudential Mutual Fund
                                                                       Management, Inc. and Vice President
                                                                       (July 1989-March 1994) of Bankers
                                                                       Trust Corporation.
Stephen M. Ungerman (45).............  Assistant Treasurer           Tax Director (since March 1996) of
                                                                       Prudential Investments; formerly
                                                                       First Vice President (February
                                                                       1993-September 1996) of Prudential
                                                                       Mutual Fund Management, Inc.

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

                                                                       EXHIBIT D

                       FLEMING USA SMALL CAP GROWTH FUNDS

     The following table sets forth information relating to the other registered investment company portfolios with investment objectives, policies and strategies that are substantially similar to those of the Portfolio for which Fleming USA acts as investment adviser or subadviser:

                                                                        ADVISORY FEES           NET ASSETS
                                           ADVISORY FEE RATE                WAIVED                AS OF
               FUND                  (BASED ON AVERAGE NET ASSETS)   FOR LAST FISCAL YEAR   SEPTEMBER 30, 1999
               ----                  -----------------------------   --------------------   ------------------
Fleming Fledgling Fund

---------------

                             FLEMING USA MANAGEMENT

     The following table sets forth the name and principal occupation of the principal executive officer and the directors of Fleming USA.

               NAME                                      PRINCIPAL OCCUPATION
               ----                                      --------------------

                                       D-2